GE Funds
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                          Supplement Dated May 20, 1997
                                       to
                       Prospectus Dated December 30, 1996


On May 15, 1997, the Board of Trustees of GE Funds unanimously approved a proposed transaction (the "Reorganization") whereby GE Funds will acquire all or substantially all of the assets of the five existing series of the Investors Trust Funds (the "IT Funds"). In connection with the Reorganization, two additional series of GE Funds will be created, GE Value Equity Fund and GE Government Securities Fund.


GE Investment Management Incorporated ("GEIM"), GE Funds' current investment manager, will serve as investment manager for each Fund. GEIM has informed the Board of Trustees of GE Funds that it intends to propose that Brown Brothers Harriman & Co., the current sub-investment adviser to Investors Trust Tax Free Fund, be retained as sub-investment adviser to GE Tax-Exempt Fund and that certain investment policies and restrictions be amended to conform to those of Investors Trust Tax Free Fund.